Exhibit 10.31

TAX SHARING AGREEMENT

THIS AGREEMENT is entered into by and between ING AMERICA INSURANCE HOLDINGS, INC. (“ING”) and each of its undersigned subsidiaries (the “Subsidiaries”, or in the singular “Subsidiary”).

WITNESSETH:

WHEREAS, ING and/or some or all of the Subsidiaries may join in the filing of a state or local tax return on a consolidated, combined or unitary basis; and

WHEREAS, it is desirable for the Subsidiaries and ING to enter into this Tax Sharing Agreement (“Agreement”) to provide for the manner of computation of the amounts and timing of payments among them, and various related matters;

NOW, THEREFORE, in consideration of the agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Applicability

The parties intend that the provisions of this Agreement shall apply to situations in which a state or local franchise, income tax or other tax return based on, or measured by, net income (“state or local income tax return”) is filed on behalf of more than one party to this Agreement on a consolidated, combined, or unitary basis (each company participating in such a return is referred to herein as a “Group Member”). ING is hereby authorized to determine, in its sole discretion, whether any of the Subsidiaries will be included in the filing of a consolidated, combined, or unitary state or local income tax return, or whether any Subsidiary will file a separate, stand-alone state or local income tax. return, in states where the choice is available.

2.	Allocation of Liability

For each taxable year during which a consolidated, combined or unitary state or local income tax return is filed, each Group Member will pay to the Designated Lead Company of such group an amount determined as follows:

i.) Where the tax liability of the group of companies is calculated by reference to the consolidated, combined, or unitary apportionment or allocation factors of the group as a whole, the amount of tax liability payable by each Group Member will be determined on the basis of its proportional share of the total group’s apportionment or allocation factor. Each Group Member generating tax losses or credits, including any carryovers thereof, will be paid for such losses or credits as they are recognized and actually utilized to reduce the total tax liability of the group.

ii.) Where the tax liability of the group of companies is calculated for each Group Member on a separate company basis utilizing separate company apportionment or allocation factors, the amount of tax liability payable by each Group Member will be an amount equal to its separate company tax liability. Separate company losses or credits, and any carryovers thereof, will only be recognized and paid for at the time, and to the extent, that they are utilized in the reduction of the consolidated, combined or unitary taxable income of the group.

iii.) In those situations in which ING or any of the Subsidiaries files separate, stand-alone state or local income tax returns, each such party will be solely responsible for all taxes, additions to tax, penalties, and interest associated with such stand-alone filings.

iv.) Unless specifically approved in writing, all payments made pursuant to this Agreement by a Group Member shall be made by that Group Member, and not by any other company or business unit on its behalf.

3.	Separate Return Years

To the extent any portion of a tax loss or credit of a consolidated, combined or unitary group is carried back or carried forward to a separate return year of a Group Member (whether by operation of law or at the discretion of the Designated Lead Company) the Group Member shall not be entitled to payment from the Designated Lead Company with respect thereto. This shall be the case whether or not the Group Member actually receives payment for the benefit of such tax loss or credit from the applicable tax authority or otherwise.

4.	Installment Payments

a.	During and following a taxable year in which Group Members are included in a state or local income tax return filed on a consolidated, combined or unitary basis, each shall pay to the Designated Lead Company, or receive from the Designated Lead Company, as the case may be, installment payments of the amount determined pursuant to section 2 of this Agreement. Payments shall made by or to each Group Member in amounts that produce, on a group basis, cumulative installments consistent with the payment rules of the applicable taxing authority. Payments shall be made to/by each Group Member to/by the Designated Lead Company within 30 days of the installment payment date mandated by the applicable taxing authority. The Designated Lead Company may revise the schedule of installment payments set forth in this paragraph, and may provide for annual rather than quarterly payments in cases where amounts due fall below a certain threshold, although any such change shall be prospective and shall not take effect prior to written notice to the Group Members.

b.	The Designated Lead Company shall pay to the applicable taxing authority all required installments of state or local estimated taxes pursuant to applicable provisions of state or local law on behalf of itself and each Group Member. The Designated Lead Company shall have the sole right to determine the amount of each such tax payment with respect to the group’s tax liability for the taxable year.

c.	Should the amount of any tax payment made by the Designated Lead Company under this section to the taxing authority exceed the sum of installment payments made by all Group Members for any corresponding installment date, the Designated Lead Company may, in its sole discretion, determine each Group Member’s fair and reasonable share of that excess, and notify each Group Member thereof. The amount of such excess amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

d.	If a penalty or an addition to tax for underpayment of estimated taxes is imposed on the group with respect to any required installment under applicable state or local law, the Designated Lead Company shall, in its sole discretion, determine the amount of each Group Member’s share of such penalty or addition to tax, which amount shall be paid over to the Designated Lead Company within 15 business days of the date of notification.

5.	ADJUSTED RETURNS

If any adjustments are made to the consolidated, combined or unitary returns for a taxable year, whether by reason of the filing of an amended return, or a claim for refund with respect to such taxable year, or an audit with respect to such taxable year, the amounts due under this Agreement for such taxable year shall be redetermined by the Designated Lead Company taking into account such adjustments. If, as a result of such redetermination, any amounts due under this Agreement shall differ from the amounts previously paid, then, except as provided in section 6 hereof, payment of such difference shall be made by each Group Member to the Designated Lead Company, or by the Designated Lead Company to the Group Member, as the case may be, (a) in the case of an adjustment resulting in a refund or credit, not later than thirty (30) days after the date on which such refund is received or credit is allowed with respect to such adjustment or (b) in the case of an adjustment resulting in the assertion of a deficiency, not later than thirty (30) days after the Group Member is notified of the deficiency. Any amounts due to or from a Group Member under this section shall be determined with respect to such refund or deficiency taking into account any penalties, interest or other additions to tax which may be imposed. ING shall indemnify each Subsidiary in the event the taxing authority levies upon such Subsidiary’s assets for unpaid taxes in excess of the amount required to be paid by such Subsidiary in relation to a consolidated, combined or unitary return filed pursuant to this Agreement.

6.	PROCEDURAL MATTERS

The Designated Lead Company shall prepare and file the consolidated, combined or unitary state or local return and any other returns, documents or statements required to be filed with the appropriate jurisdiction, with respect to the determination of the tax liability of the filing group. In its sole discretion, the Designated Lead Company shall have the right with respect to any return which it has filed or will file, (a) to determine (i) the manner in which such returns, documents or statements shall be prepared and filed, including, without limitation, the manner in which any item of income, gain, loss, deduction or credit shall be reported, (ii) whether any extensions may be requested and (iii) the elections that will be made by any Group Member, (b) to contest, compromise or settle any adjustment or deficiency proposed, asserted or assessed as a result of any audit of such returns by the taxing authority, (c) to file, prosecute, compromise or settle any claim for refund and (d) to determine whether any refunds to which the filing group may be entitled shall be paid by way of refund or credited against the tax liability of the group. Each Group Member hereby irrevocably appoints the Designated Lead Company as its agent and attorney-in-fact to take such action (including the execution of documents) as the Designated Lead Company may deem appropriate to effect the foregoing.

7.	ADDITIONAL MEMBERS

If future subsidiaries are acquired or created and they participate in the consolidated, combined or unitary filing, such subsidiaries shall join in and be bound by this Agreement. This section will also apply to subsidiaries that are not eligible immediately to join the filing group, when they become eligible to join the filing group.

8.	COMPANIES LEAVING GROUP

Except as specifically treated to the contrary herein, a Group Member shall be treated as having withdrawn from this Agreement upon the signing of a letter of intent or a definitive agreement to sell the Group Member. Amounts payable to or receivable from Designated Lead Company shall be recomputed with respect to the withdrawing Group Member, including an estimate of the remaining taxes actually payable or receivable upon the filing of the tax return for the year of withdrawal, as of the last day such Group Member is a member of the group. Any amounts so computed as due to or from the Designated Lead Company to or from Group Member shall be paid prior to its leaving the group, provided, however, that any deficiency or excess of taxes determined on the basis of the tax return filed for the year of withdrawal, and paid to or from Designated Lead Company related to the tax liability of the withdrawing Group Member for the portion of the year of withdrawal during which it had been a member of the affiliated group, shall be settled not later than November 15 of the year following the year of the date of withdrawal.

The extent to which Designated Lead Company or such Group Member is entitled to any other payments as a result of adjustments, as provided in section 5 hereof, determined after such Group Member has left the affiliated group but affecting any taxable year during which this Agreement was in effect with respect to the Designated Lead Company and such Group Member, shall be provided for pursuant to a separate written agreement between ING and the former Group Member or its new owner, or in the absence of such agreement, pursuant to the provision of section 5 hereof. Tax benefits arising from the carry back of losses or credits of the former Group Member to tax years during which it was a member of the group shall not be refunded to the Group Member, unless specifically provided for pursuant to a separate written agreement between ING and the former Group Member, or its new owner.

9.	BOOKS AND RECORDS

The books, accounts and records of ING and the Subsidiaries shall be maintained so as to provide clearly and accurately the information required for the operation of this Agreement. Notwithstanding termination of this Agreement, all materials including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the combined, consolidated or unitary tax return shall be made available to ING and/or any Subsidiary during regular business hours. Records will be retained by ING and by each Subsidiary, in a manner satisfactory to ING, adequate to comply with any audit request by the appropriate State or local taxing authority, and, in any event to comply with any record retention agreement entered into by ING or any Subsidiary with such taxing authority.

10.	ESCROW AGREEMENTS

The parties hereto agree that, to the extent required by applicable law, they shall enter into and file with appropriate jurisdictions any escrow agreements or similar contractual arrangements with respect to the taxes covered by this Agreement. The terms of such agreements shall, to the extent set forth therein, and with respect to the parties thereto, prevail over the terms of this Agreement.

11.	TERMINATION

This Agreement shall be terminated if ING and the Subsidiaries agree in writing to such termination.

12.	ADMINISTRATION

This Agreement shall be administered by the Vice President of Taxes of ING or, in his/her absence, by any other officer of ING so designated by the Controller of ING. Disputes between ING and any Subsidiary shall be resolved by the Vice President of Taxes of ING or other designated officer and the senior financial officer of each Subsidiary involved in the dispute. Should ING, in its sole discretion, determine that any provision of this Agreement cannot be applied practicably to any item or any part of any state or local income tax return, ING shall apply a reasonable rule of operation in such situation, as determined in its sole discretion, but predicated on the principle of equitable sharing of the tax impact of such item among those parties included in the tax return responsible for such tax impact. ING and the Subsidiaries each agree to indemnify any party to this agreement for any loss or other injury sustained as a result of errors or omissions committed by ING or one of the Subsidiaries in connection with this Agreement.

13.	PERIOD COVERED

This Agreement shall be effective with respect to each party thereto upon signing by such party, and shall supersede all previous agreements between ING and any Subsidiary with respect to the matters contained herein and such previous agreement shall thereupon terminate. The Agreement shall apply to the taxable year 2001, to all prior taxable years which are open to adjustments as provided in section 5 hereof (to the extent not subject to any separate tax sharing agreement) and to all subsequent periods unless and until amended or terminated, as provided in section 11 hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Tax Sharing Agreement.

ING America Insurance Holdings, Inc.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Treasurer

Cyberlink Development, LLC	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

GAC Capital, Inc.	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

ING America Life Corporation	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

ING Fund Services Co., LLC	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

ING Mutual Funds Management Co., LLC (merged into ING Investments, LLC in 2001)	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

ING North America Insurance Corporation	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Life of Georgia Agency, Inc.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Life Insurance Company of Georgia	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Lion Custom Investments, LLC	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Lion II Custom Investments, LLC	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

MIA Office Americas, Inc.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Orange Investment Enterprises, Inc.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

QuickQuote, Inc.	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

QuickQuote Financial, Inc.	By:	/s/ Eric Banta
		Name:	Eric Banta
		Title:	Assistant Secretary

QuickQuote Systems, Inc.	By:	/s/ Eric Banta
		Name:	Eric Banta
		Title:	Assistant Secretary

Southland Life Insurance Company	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Springstreet Associates, Inc.	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

First Columbine Life Insurance Company	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

First Secured Mortgage Deposit Corporation	By:	/s/ Jeffrey William Seel
		Name:	Jeffrey William Seel
		Title:	President and Director

First ING Life Insurance Company of New York	By:	/s/ Eric Banta
		Name:	Eric G. Banta
		Title:	Secretary

ING America Equities, Inc.	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

Midwestern United Life Insurance Company	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Security Life of Denver Insurance Company	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Security Life Assignment Corporation	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

UC Mortgage Corp	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

ING Brokers Network, LLC (fka ING Advisors Network, Inc.)	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Director

ING Insurance Agency, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Chief Executive Officer

IFG Advisory Services, Inc. (aka Associated Financial Planners, Inc.)	By:	/s/ Glenn Black
		Name:	Glenn Black
		Title:	Vice President, Taxation

Carnegie Financial Corporation	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Carnegie Securities Corporation	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Compulife Agency, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Compulife, Inc.	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

Compulife Investor Services, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

IFG Advisory, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Agency, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Agency of Ohio, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Brokerage Corp.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Insurance Agency of Massachusetts, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Insurance Services, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Insurance Services of Alabama, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Network, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

IFG Network Securities, LLC	By:	/s/ Glenn Black
		Name:	Glenn Black
		Title:	Vice President and Tax Officer

IFG Services, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Investors Financial Group, LLC	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Investors Financial Planning, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

National Alliance for Independent Portfolio Managers, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Pennington, Bass & Associates, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Planned Investments, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

Planned Investment Resources, Inc.	By:	/s/ E. Paul Stewart
		Name:	E. Paul Stewart
		Title:	Treasurer

MFSC Insurance Agency of California, Inc.	By:	/s/ Douglas G. Temple-Trujillo
		Name:	Douglas G. Temple-Trujillo
		Title:	Director

MFSC Insurance Agency of Massachusetts, Inc.	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

MFSC Insurance Agency of Nevada, Inc.	By:	/s/ Douglas G. Temple-Trujillo
		Name:	Douglas G. Temple-Trujillo
		Title:	Director

MFSC Insurance Agency of Ohio, Inc.	By:	/s/ Douglas G. Temple-Trujillo
		Name:	Douglas G. Temple-Trujillo
		Title:	Director

MFSC Insurance Agency of Texas, Inc.	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

MFSC Insurance Agency of Texas, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Director

Multi-Financial Group, Inc.	By:	/s/ Douglas G. Temple-Trujillo
		Name:	Douglas G. Temple-Trujillo
		Title:	Director

Multi-Financial Securities Corporation	By:	/s/ Douglas G. Temple-Trujillo
		Name:	Douglas G. Temple-Trujillo
		Title:	Director

PMG Agency, Inc.	By:	/s/ Luke F. Baum
		Name:	Luke F. Baum
		Title:	Vice President

VESTAX Capital Corporation	By:	/s/ Valerie G. Brown
		Name:	Valerie G. Brown
		Title:	Director

VESTAX Securities Corporation	By:	/s/ Luke F. Baum
		Name:	Luke F. Baum
		Title:	Vice President,
Chief Operating Officer and SROP

VTX Agency, Inc.	By:	/s/ R. Jack Conley
		Name:	R. Jack Conley
		Title:	Vice President,
Secretary and Treasurer

VTX Agency of Massachusetts, Inc.	By:	/s/ R. Jack Conley
		Name:	R. Jack Conley
		Title:	Vice President,
Secretary and Treasurer

VTX Agency of Michigan, Inc.	By:	/s/ R. Jack Conley
		Name:	R. Jack Conley
		Title:	Vice President,
Secretary and Treasurer

VTX Agency of Texas, Inc.	By:	/s/ Luke F. Baum
		Name:	Luke F. Baum
		Title:	President, Secretary and Treasurer

ING Payroll Management, Inc.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Treasurer

Directed Services, Inc.	By:	/s/ David Lee Jacobson
		Name:	David Lee Jacobson
		Title:	Senior Vice President and Assistant
Secretary

Equitable of Iowa Companies, Inc.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

ING Funds Distributor, Inc. (fka ING Pilgrim Securities, Inc.; fka Pilgrim Securities, Inc.)	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

Locust Street Securities, Inc.	By:	/s/ Jacqueline C. Conley
		Name:	Jacqueline C. Conley
		Title:	Vice President, Compliance

LSSI, Inc.	By:	/s/ Jacqueline C. Conley
		Name:	Jacqueline C. Conley
		Title:	Secretary

LSSI Massachusetts Insurance Agency, Inc.	By:	/s/ Karl Lindberg
		Name:	Karl Lindberg
		Title:	President and Secretary

LSSI North Carolina, Inc.	By:	/s/ Karl Lindberg
		Name:	Karl Lindberg
		Title:	President and Secretary

LSSI Nevada, Inc.	By:	/s/ Jacqueline C. Conley
		Name:	Jacqueline C. Conley
		Title:	Secretary

LSSI Ohio Agency, Inc.	By:	/s/ Karl Lindberg
		Name:	Karl S. Lindberg
		Title:	Vice President and Secretary

LSSI Texas, Inc.	By:	/s/ Jacqueline C. Conley
		Name:	Jacqueline C. Conley
		Title:	Secretary

ReliaStar Financial Corp.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Bancwest Insurance Agency, Inc.	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Assistant Secretary

Washington Square Securities, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Washington Square Insurance Agency, Inc. (MA)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Washington Square Insurance Agency, Inc. (TX)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Washington Square Insurance Agency, Inc. (NM)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Washington Square Insurance Agency, Inc. (OH)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

PrimeVest Financial Services, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

PrimeVest Insurance Agency of Alabama, Inc.	By:	/s/ Kevin P. Mass
		Name:	Kevin P. Mass
		Title:	Secretary

PrimeVest Insurance Agency of New Mexico, Inc.	By:	/s/ Kevin P. Mass
		Name:	Kevin P. Mass
		Title:	Secretary

PrimeVest Insurance Agency of Ohio, Inc.	By:	/s/ Kevin P. Mass
		Name:	Kevin P. Mass
		Title:	Secretary

PrimeVest Insurance Agency of Oklahoma, Inc.	By:	/s/ Kevin P. Mass
		Name:	Kevin P. Mass
		Title:	Secretary

Prime Vest Insurance Agency of Texas, Inc.	By:	/s/ LeAnn Rummel McCool
		Name:	LeAnn Rummel McCool
		Title:	Sole Director and President,
Secretary and Treasurer

Branson Insurance Agency, Inc.	By:	/s/ Kevin P. Mass
		Name:	Kevin P. Mass
		Title:	Secretary

Express America TC, Inc .	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

EAMC Liquidation Corp.	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

Granite Investment Services, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

ReliaStar Investment Research, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

ReliaStar Payroll Agent, Inc.	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

ING Capital Corporation, LLC (fka ING Pilgrim Capital Corporation; fka Pilgrim Capital Corporation; fka Pilgrim Holdings Corporation)	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

ING Pilgrim Funding, Inc. (fka Pilgrim Funding, Inc.)	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

ING Funds Services, LLC (fka ING Pilgrim Group, LLC; fka Pilgrim Group, LLC)	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

ING Investments, LLC (fka ING Pilgrim Investments, LLC; fka Pilgrim Investments, Inc.)	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

ING Re Underwriters, Inc. (fka ReliaStar Managing Underwriters, Inc.)	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

ING National Trust (fka ReliaStar National Trust Company)	By:	/s/ Robert J. Scalise
		Name:	Robert J. Scalise
		Title:	Assistant Vice President, Finance

Northeastern Corporation	By:	/s/ Boyd G. Combs
		Name:	Boyd G. Combs
		Title:	Senior Vice President, Tax

Sucessful Money Management Seminars, Inc.	By:	/s/ Duane Pfaff
		Name:	Duane Pfaff
		Title:	Vice President

Financial Northeastern Corporation	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

FNC Insurance Services, Inc.	By:	/s/ Jeffrey P. Zage
		Name:	Jeffrey P. Zage
		Title:	Secretary

Financial Northeastern Securities, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Guaranty Brokerage Services, Inc. (fka Split Rock Financial, Inc.; fka Bisys Brokerage Services, Inc.)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Bancwest Investment Services, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Washington Square Insurance Agency, Inc. (AL)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Lexington Funds Distributor, Inc.	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

ING Advisors, Inc. (fka ING Pilgrim Advisors; fka ING Lexington Management Corporation)	By:	/s/ Lydia L. Homer
		Name:	Lydia L. Homer
		Title:	Senior Vice President and Controller

Lion Connecticut Holdings Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Vice President and Tax Officer

Aetna Financial Services, Inc.	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

ING Insurance Services Holding Company, Inc. (fka Aetna Insurance Agency Holding Co., Inc.)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

ING Insurance Services, Inc. (fka Aetna Insurance Agency, Inc.)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

ING Insurance Services of Alabama, Inc. (fka Aetna Insurance Agency of Alabama, Inc.)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

ING Insurance Services of Massachusetts, Inc. (fka Aetna Insurance Agency of Massachusetts, Inc.)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Aetna Insurance Agency of Ohio, Inc.	By:	/s/ Sandra B. Cloutier
		Name:	Sandra B. Cloutier
		Title:	President

ING Retail Holding Company, Inc. (fka Aetna Retail Holding Company, Inc.)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

ING Retirement Services, Inc. (fka Aetna Retirement Services, Inc.)	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

ING Retirement Holdings, Inc. (fka Aetna Retirement Holdings, Inc.)	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

ING Insurance Services Holding Company, Inc. (fka Aetna Service Holding Company, Inc.)	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

Systematized Benefits Administrators, Inc.	By:	/s/ Joseph J. Elmy
		Name:	Joseph J. Elmy
		Title:	Tax Officer

FNI International, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

Financial Network Investment Corporation	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

FN Insurance Services, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Executive Vice President and
Secretary

FN Insurance Agency of Massachusetts, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Secretary

FN Insurance Agency of New Jersey, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

FN Insurance Services of Nevada, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Secretary

FN Insurance Services of Alabama, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Secretary

FN Insurance Agency of Kansas, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

ING International Insurance Holdings, Inc. (fka Aetna International, Inc.)	By:	/s/ Lena A. Rabbitt
		Name:	Lena A. Rabbitt
		Title:	Assistant Secretary

ING International Nominee Holdings, Inc. (fka AE Five, Incorporated)	By:	/s/ Lena A. Rabbitt
		Name:	Lena A. Rabbitt
		Title:	Assistant Secretary

ALICA Holdings, Inc.	By:	/s/ David Pendergrass
		Name:	David Pendergrass
		Title:	Vice President and Treasurer

Aetna Capital Holdings, Inc.	By:	/s/ Scott Burton
		Name:	Scott Burton
		Title:	Assistant Secretary

Aetna International Fund Management, Inc.	By:	/s/ Scott Burton
		Name:	Scott Burton
		Title:	Assistant Secretary

Financial Network Investment Corporation of Hawaii	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Secretary

Financial Network Investment Corporation of Hilo, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

Financial Network Investment Corporation Of Honolulu	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

Financial Network Investment Corporation of Kauai, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

Financial Network Investment Corporation of Puerto Rico, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Corporate Secretary

FN Insurance Services of HI, Inc.	By:	/s/ John S. Simmers
		Name:	John S. Simmers
		Title:	Vice President and
Corporate Secretary

ReliaStar Life Insurance Company	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

Northern Life Insurance Company	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

Security-Connecticut Life Insurance Company	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

ING Life Insurance and Annuity Company	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

ING Insurance Company of America	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

Equitable Life Insurance Company of Iowa	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

USG Annuity & Life Company	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary

Golden American Life Insurance Company	By:	/s/ Paula Cludray-Engelke
		Name:	Paula Cludray-Engelke
		Title:	Secretary